UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2006

Chembio Diagnostics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-85787	88-0425691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3661 Horseblock Road, Medford, NY 11763
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code (631) 924-1135

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement

On June 29, 2006, Chembio Diagnostics, Inc. (the Company) entered into a Securities Purchase Agreement (the “Agreement”) and ancillary agreements with various purchasers.

Pursuant to the terms of the Agreement, the Company sold to the purchasers $1,300,000 in Secured Debentures due 90 days from issuance with interest at 0.667% per month. The Secured Debentures are secured by the assets of the Company and its wholly owned subsidiary, Chembio Diagnostics Systems, Inc., pursuant to a Security Agreement and Subsidiary Guarantee. Each purchaser will also receive a Warrant to purchase up to 400 shares of the Company’s Common Stock for each $1,000 loaned to the Company, with an exercise price of $.75 per share and an exercise term of 5 years.

The purchasers of the Secured Debentures will have the right to participate in a subsequent financing up to an amount equal to the lesser of $2,000,000 or 40% of the amount of the subsequent financing.  This participation would be at a price that is 12.5% less than the price paid by the other investors.

The Company has agreed to file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) to register the resale of the Common Stock underlying the Warrants.

The proceeds from the sale of the Secured Debentures will be used primarily for working capital purposes including for sales and marketing, royalties and accounts payable.

The Company relied on Section 4(2) of the Securities Act and Rule 506 promulgated thereunder as the basis for its exemption from registration of this issuance. It is the Company’s understanding that each purchaser is an accredited investor as defined under Rule 501 promulgated under the Securities Act. The Company did not engage in any public advertising or general solicitation in connection with the issuances of these securities.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

To the extent applicable, the contents of Item 1.01 above are incorporated into this Item 3.02 by reference.

ITEM 7.01. REGULATION FD DISCLOSURES

On June 26, 2006 the Registrant issued the press release titled “Chembio Receives Purchase Order from Nigeria for 200,000 HIV 1/2 STAT-PAKTM Rapid Tests” included herein as Exhibit 99.1.

On June 27, 2006 the Registrant issued the press release titled “On National HIV Testing Day, Rapid Test Company Chembio Praises District of Columbia's Support For Routine HIV Testing” included herein as Exhibit 99.2

On July 3, 2006 the Registrant issued the press release titled “Chembio Closes Bridge Financing” included herein as Exhibit 99.3.

On June 28, 2006 the Registrant issued the press release titled "Chembio Recognized in Congresstional Record Statement" included herein as Exhibit 99.4

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

 4.13   Form of Warrant, dated June 29, 2006
10.14	Securities Purchase Agreement, dated June 29, 2006, among the Company and purchasers of the Company’s Secured Debentures
10.15   Registration Rights Agreement, dated June 29, 2006
10.16   Form of Secured Debenture, dated June 29, 2006
10.17	Security Agreement , dated June 29, 2006, among the Company, Chembio Diagnostic Systems, Inc., and purchasers of the Company’s Secured Debentures
10.18	Subsidiary Guarantee, dated June 29, 2006, made by Chembio Diagnostic Systems, Inc., in favor of Purchasers of the Company’s Secured Debentures.
99.1   Press Release dated June 26, 2006
99.2   Press Release dated June 27, 2006
99.3   Press Release dated July 3, 2006
99.4   Press Release dated June 28, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 3, 2006    CHEMBIO DIAGNOSTICS, INC.

By:    /s/ Lawrence A. Siebert
Lawrence A. Siebert
Chief Executive Officer